UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2008

THE STALLION GROUP.

(Exact name of registrant as specified in its charter)

333-118360

 (Commission File Number)

Nevada

                 98-0429182

(State or other jurisdiction

(IRS Employer

of incorporation)

Identification No.)

#604 – 700 West Pender Street, Vancouver, British Columbia, V6C 1G8

(Address of principal executive offices) (Zip Code)

 (604) 662-7901

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2008, Kulwant Sandher resigned as a Director, Chief Financial Officer, and Secretary of The Stallion Group.  The functions of principal accounting officer will be assumed by Christopher Paton-Gay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stallion Group
Date	October 6, 2008	(Registrant)
/s/ Christopher Paton-Gay
Christopher Paton-Gay, Chief Executive Officer